UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Item 7.01  Regulation FD Disclosure.

It has been brought to our attention that there is an inaccurate posting on the Yahoo! Finance web site regarding our indicated annual dividend per share. We are currently attempting to contact a representative at Yahoo! to correct the posting. As stated in our public disclosure in connection with our earnings call on May 5, 2005, our indicated annual dividend per share remains at $1.50. This report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ DAVID M. DEAN
	Name:	David M. Dean
	Title:	Managing Director, Legal and Secretary

Date: May 25, 2005